Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

J. William Andersen

hereby constitute and appoint Robert G. Bohn, Charles L. Szews, David M. Sagehorn and Bryan J. Blankfield, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Oshkosh Corporation (the “Company”) to the Registration Statement on Form S-4, and any and all amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured senior debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $500,000,000 aggregate principal amount of unsecured senior debt securities to be issued by the Company, following the private placement of such debt securities, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured senior debt securities and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any one of them or any substitute, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 30th day of March, 2010.

/s/ J. William Andersen
J. William Andersen

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Richard M. Donnelly

hereby constitute and appoint Robert G. Bohn, Charles L. Szews, David M. Sagehorn and Bryan J. Blankfield, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Oshkosh Corporation (the “Company”) to the Registration Statement on Form S-4, and any and all amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured senior debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $500,000,000 aggregate principal amount of unsecured senior debt securities to be issued by the Company, following the private placement of such debt securities, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured senior debt securities and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any one of them or any substitute, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 30th day of March, 2010.

/s/ Richard M. Donnelly
Richard M. Donnelly

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Frederick M. Franks, Jr.

hereby constitute and appoint Robert G. Bohn, Charles L. Szews, David M. Sagehorn and Bryan J. Blankfield, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Oshkosh Corporation (the “Company”) to the Registration Statement on Form S-4, and any and all amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured senior debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $500,000,000 aggregate principal amount of unsecured senior debt securities to be issued by the Company, following the private placement of such debt securities, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured senior debt securities and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any one of them or any substitute, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 30th day of March, 2010.

/s/ Frederick M. Franks, Jr.
Frederick M. Franks, Jr.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Michael W. Grebe

hereby constitute and appoint Robert G. Bohn, Charles L. Szews, David M. Sagehorn and Bryan J. Blankfield, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Oshkosh Corporation (the “Company”) to the Registration Statement on Form S-4, and any and all amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured senior debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $500,000,000 aggregate principal amount of unsecured senior debt securities to be issued by the Company, following the private placement of such debt securities, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured senior debt securities and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any one of them or any substitute, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 30th day of March, 2010.

/s/ Michael W. Grebe
Michael W. Grebe

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

John J. Hamre

hereby constitute and appoint Robert G. Bohn, Charles L. Szews, David M. Sagehorn and Bryan J. Blankfield, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Oshkosh Corporation (the “Company”) to the Registration Statement on Form S-4, and any and all amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured senior debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $500,000,000 aggregate principal amount of unsecured senior debt securities to be issued by the Company, following the private placement of such debt securities, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured senior debt securities and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any one of them or any substitute, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 30th day of March, 2010.

/s/ John J. Hamre
John J. Hamre

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Kathleen J. Hempel

hereby constitute and appoint Robert G. Bohn, Charles L. Szews, David M. Sagehorn and Bryan J. Blankfield, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Oshkosh Corporation (the “Company”) to the Registration Statement on Form S-4, and any and all amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured senior debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $500,000,000 aggregate principal amount of unsecured senior debt securities to be issued by the Company, following the private placement of such debt securities, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured senior debt securities and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any one of them or any substitute, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 30th day of March, 2010.

/s/ Kathleen J. Hempel
Kathleen J. Hempel

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Harvey N. Medvin

hereby constitute and appoint Robert G. Bohn, Charles L. Szews, David M. Sagehorn and Bryan J. Blankfield, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Oshkosh Corporation (the “Company”) to the Registration Statement on Form S-4, and any and all amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured senior debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $500,000,000 aggregate principal amount of unsecured senior debt securities to be issued by the Company, following the private placement of such debt securities, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured senior debt securities and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any one of them or any substitute, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 30th day of March, 2010.

/s/ Harvey N. Medvin
Harvey N. Medvin

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

J. Peter Mosling, Jr.

hereby constitute and appoint Robert G. Bohn, Charles L. Szews, David M. Sagehorn and Bryan J. Blankfield, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Oshkosh Corporation (the “Company”) to the Registration Statement on Form S-4, and any and all amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured senior debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $500,000,000 aggregate principal amount of unsecured senior debt securities to be issued by the Company, following the private placement of such debt securities, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured senior debt securities and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any one of them or any substitute, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 30th day of March, 2010.

/s/ J. Peter Mosling, Jr.
J. Peter Mosling, Jr.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Craig P. Omtvedt

hereby constitute and appoint Robert G. Bohn, Charles L. Szews, David M. Sagehorn and Bryan J. Blankfield, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Oshkosh Corporation (the “Company”) to the Registration Statement on Form S-4, and any and all amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured senior debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $500,000,000 aggregate principal amount of unsecured senior debt securities to be issued by the Company, following the private placement of such debt securities, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured senior debt securities and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any one of them or any substitute, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 30th day of March, 2010.

/s/ Craig P. Omtvedt
Craig P. Omtvedt

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Richard G. Sim

hereby constitute and appoint Robert G. Bohn, Charles L. Szews, David M. Sagehorn and Bryan J. Blankfield, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Oshkosh Corporation (the “Company”) to the Registration Statement on Form S-4, and any and all amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured senior debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $500,000,000 aggregate principal amount of unsecured senior debt securities to be issued by the Company, following the private placement of such debt securities, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured senior debt securities and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any one of them or any substitute, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 30th day of March, 2010.

/s/ Richard G. Sim
Richard G. Sim